Exhibit 99.1
QXO Reports Second Quarter 2026 Results
GREENWICH, Conn. — August 13, 2026 — QXO, Inc. (“QXO” or the “Company”) (NYSE: QXO) today reported financial results for the second quarter of 2026. For the three months ended June 30, 2026, basic and diluted loss per common share was $(0.14). Adjusted Diluted Earnings per Common Share, a non-GAAP financial measure, was $0.08.
Note: The following summary of financial results for the three and six months ended June 30, 2026 include the legacy Kodiak Building Partners, Inc. (“Kodiak”) operational results from the date of acquisition on April 1, 2026 through June 30, 2026. The summary of financial results for the three and six months ended June 30, 2025 include the legacy Beacon Roofing Supply, Inc. (“Beacon”) operational results from the date of acquisition on April 29, 2025 through June 30, 2025.
SECOND QUARTER 2026 SUMMARY RESULTS

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except for per share data)	2026	2025	2026	2025
Net sales	$3,246	$1,906	$4,976	$1,920
Net loss	$(55)	$(59)	$(282)	$(50)
Adjusted EBITDA(1)	$272	$204	$273	$196
Adjusted Net Income(1)	$130	$109	$73	$145
Basic and diluted loss per common share	$(0.14)	$(0.15)	$(0.48)	$(0.19)
Adjusted Diluted Earnings (Loss) per Common Share(1)	$0.08	$0.11	$(0.02)	$0.17

(1) See the “Non-GAAP Financial Measures” section of the press release.
Brad Jacobs, chairman and chief executive officer of QXO, said, “Our second-quarter results reflect current market conditions and the progress we are making across the company. We have begun upgrading technology across the company to deliver best-in-class customer service and meaningful financial growth. Following the completion of the TopBuild acquisition on July 1, QXO is the second-largest publicly traded building products distributor in North America, with greater scale and a broader presence at customers’ job sites. We are focused on our plan to more than double EBITDA by 2030 and reach $50 billion in revenue within the decade.”
Second Quarter Highlights
Operational Results
Net sales were $3.25 billion for the three months ended June 30, 2026, which includes $595 million attributable to Kodiak.
Net loss was $55 million and Adjusted Net Income, a non-GAAP financial measure, was $130 million for the three months ended June 30, 2026. Basic and diluted loss per common share was $(0.14) and Adjusted Diluted Earnings per Common Share, a non-GAAP financial measure, was $0.08 for the three months ended June 30, 2026.

Adjusted EBITDA, a non-GAAP financial measure, was $272 million for the three months ended June 30, 2026.
About QXO
QXO is a leading distributor and installer of building products serving an $800 billion market. The Company’s mission is to modernize the building products industry through advanced technology and a best-in-class customer experience. QXO is North America’s largest distributor and installer of insulation, the second-largest distributor of roofing products, the second-largest publicly traded distributor of lumber and building materials, and the largest distributor of waterproofing products. The Company is targeting $50 billion in annual revenue within the decade through accretive acquisitions and organic growth. For more information, visit QXO.com.
Non-GAAP Financial Measures
As required by the Securities and Exchange Commission (“SEC”) rules, the financial tables attached to this press release reconcile each non-GAAP financial measure to its most directly comparable measure under GAAP.
We calculate Adjusted Gross Profit as gross profit excluding inventory fair value adjustments, and we calculate Adjusted Gross Margin as Adjusted Gross Profit divided by net sales. We calculate Adjusted Net Income (Loss) as net income (loss) excluding amortization; stock-based compensation; loss on debt extinguishment; restructuring costs; transaction costs; transformation costs; inventory fair value adjustments; and the income tax associated with such adjusting items. We calculate Adjusted Diluted Earnings (Loss) per Common Share as Adjusted Net Income (Loss) attributable to common stockholders divided by the weighted-averaged number of common shares outstanding during the period plus the effect of dilutive common share equivalents based on the most dilutive result of the if-converted and two-class methods. We calculate Adjusted EBITDA as net income (loss) excluding depreciation; amortization; stock-based compensation; interest (income) expense, net; loss on debt extinguishment; provision for (benefit from) income taxes; restructuring costs; transaction costs; transformation costs; and inventory fair value adjustments that we do not consider representative of our underlying operations. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by net sales.
The following expenses are excluded from Adjusted Net Income (Loss) and Adjusted EBITDA:
•Restructuring costs. Represent severance and employee-related costs and abandoned lease costs associated with a restructuring plan that is expected to yield annualized savings but excludes stock-based compensation expense recognized as a result of a restructuring plan.
•Transaction costs. Represent certain direct and incremental costs related to M&A activities. Transaction costs are impacted by the timing and size of the acquisitions.
•Transformation costs. Represent certain direct costs for strategic investments to modernize our business and operations and to integrate acquired businesses into QXO, such as: rebranding costs, retention costs for key employees of acquired businesses, IT infrastructure transformation costs, costs incurred to invest in new technologies such as artificial intelligence, and costs associated with non-recurring transformational initiatives to improve or optimize business operations. These costs are directed at optimizing the Company’s processes to modernize the Company’s operations.
We have provided a reconciliation below of Adjusted Gross Profit to gross profit, the most directly comparable financial measure as measured in accordance with GAAP, as well as a calculation of gross margin and Adjusted Gross Margin. We have provided a reconciliation below of Adjusted Net Income (Loss) to net income (loss), the most directly comparable financial measure as measured in accordance with GAAP, as well as a calculation of diluted earnings (loss) per common share and

Adjusted Diluted Earnings (Loss) per Common Share. We have also provided a reconciliation below of Adjusted EBITDA to net income (loss), the most directly comparable financial measure as measured in accordance with GAAP, as well as a calculation of net margin and Adjusted EBITDA Margin.
Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating QXO’s ongoing performance. We believe these non-GAAP financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, QXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies.
Forward-looking statements
This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following:
•an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•changes in supplier pricing, demand or vendor rebates adversely affecting our income and gross margins;
•our inability to identify potential acquisition targets, successfully complete acquisitions on acceptable terms, or successfully integrate acquired businesses into our operations;
•the possibility that our cost and revenue initiatives to enhance efficiencies and drive organic growth may not be effective;
•risks related to maintaining our safety record;
•liability exposure due to the nature and breadth of our installation services operations, including from construction defect and warranty claims;
•risks related to the identification of new products, product quality or performance issues from third-party manufacturers and suppliers;
•the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•risks related to fragmentation in our industry and the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry;

•seasonality, weather-related conditions and natural disasters;
•risks related to the effective development and proper functioning of our information technology systems, including from cybersecurity threats, artificial intelligence use, and digital transformation initiatives;
•risks relating to our ability to attract and retain key talent, work stoppages, union negotiations, labor disputes or other labor force matters;
•our dependence on Brad Jacobs as chairman and chief executive officer and the impact of the loss of Mr. Jacobs in these roles;
•the risk that Mr. Jacobs’ past performance may not be representative of future results;
•the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”), Kodiak Building Partners, Inc. (the “Kodiak Acquisition”), TopBuild Corp. (the “TopBuild Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;
•the effect of the Beacon Acquisition, Kodiak Acquisition, and TopBuild Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•risks that our rebranding initiatives following the TopBuild Acquisition may not achieve their intended benefits;
•risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition and TopBuild Acquisition;
•the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock or the impact of dividend payments or liquidation preferences from preferred stock that remains outstanding;
•challenges raising additional equity or debt capital and the effects that raising such capital may have on the Company and its business;
•the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•the development of alternatives to distributors in the supply chain and competitive pricing pressure from customers;
•changes in building codes and consumer preferences that could affect our ability to market our service offerings;
•risks associated with periodic litigation, regulatory proceedings and enforcement actions;
•the impact of legislative, regulatory, economic, competitive and technological changes;
•risks related to insurance and bonding, including the use of a wholly-owned insurance captive to manage risks;
•unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.
All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

Media Contact
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact
Mark Manduca
mark.manduca@qxo.com
203-321-3889

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$3,246	$1,906	$4,976	$1,920
Cost of products sold	2,443	1,505	3,764	1,513
Gross profit	803	401	1,212	407
Operating expense:
Selling, general and administrative	649	457	1,146	501
Depreciation	56	27	103	27
Amortization	140	80	257	80
Total operating expense	845	564	1,506	608
Loss from operations	(42)	(163)	(294)	(201)
Interest (expense) income, net	(38)	(30)	(69)	26
Loss on debt extinguishment	—	(46)	—	(46)
Other income, net	3	2	6	2
Loss before benefit from income taxes	(77)	(237)	(357)	(219)
Benefit from income taxes	(22)	(178)	(75)	(169)
Net loss	$(55)	$(59)	$(282)	$(50)
Loss per common share - basic and diluted	$(0.14)	$(0.15)	$(0.48)	$(0.19)

Total weighted-average common shares outstanding:
Basic	767.3	564.7	755.9	508.4
Diluted	767.3	564.7	755.9	508.4

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(in millions, except per share amounts)
(Unaudited)

	June 30, 2026	December 31, 2025

Assets
Current assets:
Cash and cash equivalents	$2,774	$2,362
Accounts receivable, net	1,782	1,145
Inventories, net	2,072	1,497
Vendor rebates receivable	531	427
Income tax receivable	45	31
Prepaid expenses and other current assets(1)	3,144	84
Total current assets	10,348	5,546
Property and equipment, net	825	689
Goodwill	6,211	5,111
Intangibles, net	4,402	3,819
Operating lease right-of-use assets, net	824	690
Other assets, net	55	32
Total assets	$22,665	$15,887

Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,505	$819
Accrued expenses	821	574
Current portion of operating lease liabilities	136	108
Current portion of finance lease liabilities	53	49
Total current liabilities	2,515	1,550
Borrowings under revolving lines of credit	11	—
Long-term debt, net	6,029	3,057
Deferred income tax liabilities, net	929	847
Operating lease liabilities	678	562
Finance lease liabilities	130	139
Other long-term liabilities	34	25
Total liabilities	10,326	6,180

Mezzanine equity:
Series C Preferred Stock, $0.001 par value per share; 0.2 shares and 0.0 shares authorized, issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	1,961	—
Stockholders’ equity:
Mandatory Convertible Preferred Stock, $0.001 par value; 0.6 shares authorized, issued and outstanding as of June 30, 2026 and December 31, 2025	558	558
Convertible Preferred Stock, $0.001 par value; authorized 10.0 shares, 1.0 shares issued and outstanding as of June 30, 2026 and December 31, 2025	499	499
Common stock; $0.00001 par value; authorized 2,000.0 shares; 725.4 and 674.5 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	10,079	9,047
Retained earnings (accumulated deficit)	(761)	(395)
Accumulated other comprehensive income (loss)	3	(2)
Total stockholders’ equity	10,378	9,707
Total liabilities, mezzanine equity and stockholders’ equity	$22,665	$15,887

(1) At June 30, 2026, prepaid expenses and other current assets included restricted cash of $3.0 billion, representing the gross proceeds from the issuance of the 6.500% Senior Notes due 2031 and 6.875% Senior Notes due 2034 that were placed into a segregated escrow account pending the consummation of the TopBuild acquisition.

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
Operating Activities
Net loss	$(282)	$(50)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation(1)	105	27
Amortization	257	80
Stock-based compensation	68	85
Amortization of debt issuance costs	5	2
Loss on debt extinguishment	—	46
Provision for credit losses	20	3
Non-cash lease expense	72	28
Deferred income taxes	(75)	22

Changes in operating assets and liabilities:
Accounts receivable	(441)	(226)
Inventories	(367)	(16)
Vendor rebates receivable	(97)	(229)
Income tax receivable	(4)	(202)
Prepaid expenses and other current assets	(49)	1
Accounts payable and accrued expenses	712	312
Other assets and liabilities	(70)	(21)
Net cash used in operating activities	(146)	(138)

Investing Activities
Capital expenditures	(54)	(20)
Acquisition of business, net of cash acquired and common stock issued	(1,965)	(10,557)
Other	4	1
Net cash used in investing activities	(2,015)	(10,576)

Financing Activities
Borrowings under revolving lines of credit	18	423
Payments under revolving lines of credit	(7)	(223)
Borrowings under term loan	—	2,250
Payments under term loan	—	(1,400)
Borrowings under senior notes	3,000	2,250
Payment of debt issuance costs	—	(114)
Payments under equipment financing facilities and finance leases	(26)	(7)
Proceeds from issuance of common stock related to equity awards	2	14
Proceeds from issuance of common stock, net of issuance costs	748	4,218
Proceeds from issuance of Mandatory Convertible Preferred Stock, net of issuance costs	—	558
Proceeds from the issuance of Series C Preferred Stock, net of issuance costs	1,993	—
Payment of taxes related to net share settlement of equity awards	(28)	—
Payment of costs to obtain Series C Preferred Stock commitment	(47)	—
Payment of dividends on Convertible Preferred Stock	(45)	(45)
Payment of dividends on Mandatory Convertible Preferred Stock	(16)	—
Payment of dividends on Series C Preferred Stock	(23)	—
Net cash provided by financing activities	5,569	7,924

Effect of exchange rate changes on cash, cash equivalents and restricted cash	—	—

Net increase (decrease) in cash, cash equivalents and restricted cash	3,408	(2,790)
Cash, cash equivalents and restricted cash, beginning of period	2,366	5,072
Cash, cash equivalents and restricted cash, end of period	$5,774	$2,282

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	$106	$23
Income taxes, net of refunds	$5	$35
Supplemental Disclosure of Non-Cash Activities
Common stock issued as consideration for acquisition	$257	$—

(1) Depreciation for the six months ended June 30, 2026 includes $2 million of depreciation expense recognized within cost of products sold on the condensed consolidated statements of operations.

QXO, INC. AND SUBSIDIARIES
Consolidated Sales by Line of Business
(in millions, except percentages)
(Unaudited)

Sales by Line of Business(1)
	Three Months Ended June 30,
	2026		2025
	Net Sales	Mix %	Net Sales	Mix %
Residential roofing products	$1,266	39.0%	$930	48.7%
Non-residential roofing products	736	22.7%	536	28.1%
Complementary building products	1,229	37.9%	426	22.4%
Software products and services	15	0.4%	14	0.8%
Total net sales	$3,246	100.0%	$1,906	100.0%
(1) Net sales mix percentages may not recalculate due to rounding.

Sales by Line of Business(1)
	Six Months Ended June 30,
	2026		2025
	Net Sales	Mix %	Net Sales	Mix %
Residential roofing products	$2,064	41.5%	$930	48.5%
Non-residential roofing products	1,200	24.1%	536	27.9%
Complementary building products	1,682	33.8%	426	22.2%
Software products and services	30	0.6%	28	1.4%
Total net sales	$4,976	100.0%	$1,920	100.0%
(1) Net sales mix percentages may not recalculate due to rounding.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures
(in millions, except percentages)
(Unaudited)

Adjusted Gross Profit and Adjusted Gross Profit Margin

A reconciliation of gross profit and gross margin to Adjusted Gross Profit and Adjusted Gross Margin is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Gross profit	$803	$401	$1,212	$407
Inventory fair value adjustments(1)	—	80	—	80
Adjusted Gross Profit(2)	$803	$481	$1,212	$487

Net sales	$3,246	$1,906	$4,976	$1,920
Gross margin(3)	24.7%	21.1%	24.4%	21.2%
Adjusted Gross Margin(2)(3)	24.7%	25.3%	24.4%	25.4%

(1) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. The inventory fair value adjustments were fully recognized during the year ended December 31, 2025.

(2) See the “Non-GAAP Financial Measures” section of the press release.
(3) Gross margin is calculated as gross profit divided by net sales. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by net sales.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures (cont.)
(in millions, except per share data)
(Unaudited)

Adjusted Net Income (Loss) and Adjusted Diluted Earnings (Loss) per Common Share

A reconciliation of net loss and diluted loss per common share to Adjusted Net Income (Loss) and Adjusted Diluted Earnings (Loss) per Common Share is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(55)	$(59)	$(282)	$(50)
Benefit from income taxes	(22)	(178)	(75)	(169)
Loss before benefit from income taxes	(77)	(237)	(357)	(219)
Amortization	140	80	257	80
Stock-based compensation	29	65	68	85
Loss on debt extinguishment(1)	—	46	—	46
Restructuring costs	8	35	24	35
Transaction costs	52	66	71	76
Transformation costs	24	12	36	12
Inventory fair value adjustments(2)	—	80	—	80
Adjusted income before benefit from income taxes	176	147	99	195
Income tax associated with the adjustments above(3)	(46)	(38)	(26)	(50)
Adjusted Net Income(4)	$130	$109	$73	$145
Convertible Preferred Stock dividend	(23)	(23)	(45)	(45)
Mandatory Convertible Preferred Stock dividend	(8)	(3)	(16)	(3)
Series C Preferred Stock dividend	(23)	—	(23)	—
Undistributed income allocated to participating securities	(3)	(7)	—	—
Adjusted Net Income (Loss) attributable to common stockholders	$73	$76	$(11)	$97

Basic and diluted loss per common share	$(0.14)	$(0.15)	$(0.48)	$(0.19)
Adjusted Diluted Earnings (Loss) per Common Share(4)(5)	$0.08	$0.11	$(0.02)	$0.17

Adjusted diluted weighted-average common shares outstanding(5)	911.8	702.0	755.9	580.6

(1) Represents extinguishment costs resulting from the partial prepayment of borrowings under the Company’s senior secured term loan facility (the “Term Loan Facility”).
(2) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. The inventory fair value adjustments were fully recognized during the year ended December 31, 2025.

(3) The effective tax rates used to calculate Adjusted Net Income for the three months ended June 30, 2026 and 2025 were 26.4% and 25.8%, respectively. The effective tax rates used to calculate Adjusted Net Income for the six months ended June 30, 2026 and 2025 were 26.7% and 25.8%, respectively.

(4) See the “Non-GAAP Financial Measures” section of the press release.
(5) Adjusted Diluted Earnings (Loss) per Common Share is calculated as Adjusted Net Income (Loss) attributable to common stockholders divided by the weighted-average number of common shares outstanding during the period plus the effect of dilutive common share equivalents based on the most dilutive result of the if-converted and two-class methods.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures (cont.)
(in millions, except percentages)
(Unaudited)

Adjusted EBITDA and Adjusted EBITDA Margin

A reconciliation of net (loss) income and net margin to Adjusted EBITDA and Adjusted EBITDA Margin is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(55)	$(59)	$(282)	$(50)
Depreciation(1)	58	27	105	27
Amortization	140	80	257	80
Stock-based compensation	29	65	68	85
Interest expense (income), net	38	30	69	(26)
Loss on debt extinguishment(2)	—	46	—	46
Benefit from income taxes	(22)	(178)	(75)	(169)
Restructuring costs	8	35	24	35
Transaction costs	52	66	71	76
Transformation costs	24	12	36	12
Inventory fair value adjustments(3)	—	80	—	80
Adjusted EBITDA(4)	$272	$204	$273	$196

Net sales	$3,246	$1,906	$4,976	$1,920
Net margin(5)	(1.7)%	(3.1)%	(5.7)%	(2.6)%
Adjusted EBITDA Margin(4)(5)	8.4%	10.7%	5.5%	10.2%

(1) Depreciation for the three and six months ended June 30, 2026 includes $2 million of depreciation expense recognized within cost of products sold on the condensed consolidated statements of operations.

(2) Represents extinguishment costs resulting from the partial prepayment of borrowings under the Term Loan Facility.
(3) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. The inventory fair value adjustments were fully recognized during the year ended December 31, 2025.

(4) See the “Non-GAAP Financial Measures” section of the press release.
(5) Net margin is calculated as net loss divided by net sales. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by net sales.